UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 7, 2016

LAWSON PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8770 W. Bryn Mawr Ave., Suite 900, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

(Registrant's telephone number, including area code)	(773) 304-5050

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

In connection with the acquisition of the assets of Perfect Products Company, of Michigan, Inc. that was completed on March 7, 2016, Lawson Products, Inc. entered into a Consent to Loan and Security Agreement ("Consent Agreement") with The PrivateBank and Trust Company. The Consent Agreement is hereby attached as exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

10.1    Consent to Loan and Security Agreement

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC.
(Registrant)

Date:	March 10, 2016	By: /s/ Ronald J. Knutson
Name: Ronald J. Knutson
Title: Executive Vice President, Chief Financial Officer, Treasurer and Controller

EXHIBIT INDEX

Exhibit Number	Description
10.1	Consent to Loan and Security Agreement